UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

AR Capital Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AR Capital Acquisition Corp.
405 Park Avenue — 14th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Monday, December 14, 2015

Dear Stockholders of AR Capital Acquisition Corp.:

The 2015 annual meeting of stockholders (the “Annual Meeting”) of AR Capital Acquisition Corp., a Delaware corporation (the “Company”), will be held on Monday, December 14, 2015 at 11:00 a.m. (local time), at The Core Club, located at 66 E. 55th Street, New York, NY 10022, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one Class I director to serve until the 2018 annual meeting of stockholders and until his successor has been duly elected and qualified;
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2015.

The Company will be using the “Notice and Access” method of providing proxy materials to you via the Internet. The Company believes that this process will provide you with a convenient and quick way to access the proxy materials, including the Company’s proxy statement and 2014 annual report to stockholders, and authorize a proxy to vote your shares, while allowing the Company to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

On or about November 2, 2015, the Company will mail to stockholders a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card, containing instructions on how to access the Company’s proxy statement and 2014 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access Card also contains instructions as to how you can receive a paper copy of the Company’s proxy materials and authorize a proxy to vote by mail.

The Company’s board of directors has fixed the close of business on October 20, 2015 as the record date for the Annual Meeting. Only stockholders of record on October 20, 2015 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

/s/ William M. Kahane

William M. Kahane
Chief Executive Officer and Director

This proxy statement is dated November 2, 2015.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

AR Capital Acquisition Corp.
405 Park Avenue — 14th Floor
New York, New York 10022

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 14, 2015

To the Stockholders of AR Capital Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2015 annual meeting of stockholders (the “Annual Meeting”) of AR Capital Acquisition Corp., a Delaware corporation (the “Company”), will be held on Monday, December 14, 2015 at 11:00 a.m. (local time), at The Core Club, located at 66 E. 55th Street, New York, NY 10022, to consider and vote upon the following proposals:

1.	To elect one Class I director to serve until the 2018 annual meeting of stockholders and until his successor has been duly elected and qualified;
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Company as of the close of business on October 20, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by following the instructions contained in the Notice and Access Card or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors,

/s/ Nicholas Radesca

Nicholas Radesca
Chief Financial Officer, Treasurer and Secretary

i

AR CAPITAL ACQUISITION CORP.

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Monday, December 14, 2015 at 11:00 a.m. (local time)

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the 2015 annual meeting of stockholders of AR Capital Acquisition Corp., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, December 14, 2015 at 11:00 a.m. (local time), at The Core Club, located at 66 E. 55th Street, New York, NY 10022. We are furnishing the proxy materials for the 2015 annual meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card. The Notice and Access Card furnishing this proxy statement and the enclosed proxy card and our 2014 annual report to stockholders will be first mailed to stockholders of record on or about November 2, 2015.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

•	the election of one Class I director to serve until the 2018 annual meeting of stockholders and until his successor has been duly elected and qualified;
•	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015; and
•	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the election of Dr. Robert J. Froehlich as Class I director; and
•	“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

Who is entitled to vote?

Holders of our common stock as of the close of business on October 20, 2015, the record date, may vote at the Annual Meeting. As of the record date, there were 30,000,000 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders.  If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals designated as proxies by our board of directors or to vote in person at the Annual Meeting.

Street Name Stockholders.  If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission (the “SEC”), has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the annual meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice and Access Card to authorize a proxy to vote your shares electronically via the Internet or by telephone. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares as you instruct. You have the following choices in voting electronically, by telephone or by paper proxy card:

You may authorize a proxy to vote your shares on each proposal, in which case your shares will be voted in accordance with your choices.

•	Proposal No. 1: You can either authorize a proxy to vote “FOR” the director nominee or withhold your vote on the director nominee.
•	Proposal No. 2: You may authorize a proxy to vote “FOR”, against or abstain on the proposal to ratify the appointment of KPMG LLP as our independent auditors for 2015.

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect Dr. Robert J. Froehlich as Class I director and approve the ratification of the appointment of KPMG LLP as our independent auditors for 2015.

If I am a street name stockholder, how do I vote?

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

•	Proposal No. 2: The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of the holders of shares of outstanding common stock of the Company representing a majority of the voting power of all outstanding shares of common stock of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on December 14, 2015, signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 405 Park Avenue — 14th Floor New York, New York, 10022, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if you are a street name stockholder, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If you are a street name stockholder, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Nicholas Radesca, James A. Tanaka and Jason Emala have been designated as proxies by our board of directors. When proxies are properly returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All costs associated with this solicitation will be borne directly by AR Capital Acquisition Corp. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KPMG LLP. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you.

Where will I be able to find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at the following address or phone number:

AR Capital Acquisition Corp.
Attention: Secretary
405 Park Avenue — 14th Floor
New York, New York 10022
Phone: (212) 415-6500

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Are there any appraisal or similar rights for dissenting stockholders?

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than July 5, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

AR Capital Acquisition Corp.
Attention: Secretary
405 Park Avenue — 14th Floor
New York, New York 10022

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is either (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Company (x) who is a stockholder of record on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in our bylaws. To be timely for our 2016 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than the opening of business on August 16, 2016; and
•	not later than the close of business on September 15, 2016.

In the event that we hold our 2016 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the close of business on the 90th day prior to such annual meeting; or
•	the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our Board of Directors. Any such recommendations should include the nominee’s name, age, business address, residence address, principal occupation or employment, the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the nominee and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and should be directed to our Secretary at the address set forth above.

In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

You may contact our Secretary at our principal executive offices for a copy of our bylaws.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Morrow & Co., LLC (“Morrow”) to aid in the solicitation of proxies. Morrow will receive a fee of approximately $5,000, plus reasonable out-of-pocket expenses. In addition, our directors and executive officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of the Notice and Access Card to people on whose behalf they hold shares, and the proxy materials, if such people elected to receive a hard copy, and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our common stock.

As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Morrow. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Our Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In most cases where a telephonic proxy is solicited, the Morrow representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the Notice and Access Card in the mail. If the stockholder is a corporation or other entity, the Morrow representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Morrow, then the Morrow representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Morrow representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this proxy statement. Morrow will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Morrow immediately if his or her instructions are not correctly reflected in the confirmation.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of five members. Three of our directors are independent within the meaning of the listing standards of The NASDAQ Stock Market LLC, or NASDAQ. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names, ages as of November 2, 2015, and certain other information for each of the directors with terms expiring at the annual meeting (who are also nominees for election as a director at the annual meeting), for each of the continuing members of our board of directors and for each of our executive officers:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms expiring at the Annual Meeting/Nominees
Dr. Robert J. Froehlich(1)(2)	I	62	Independent Director	2014	2015	2018
Continuing Directors
David Gong(1)(2)	II	66	Independent Director	2014	2016	—
P. Sue Perrotty(1)(2)	II	62	Independent Director	2014	2016	—
Nicholas S. Schorsch	III	54	Chairman of the Board of Directors	2014	2017	—
William M. Kahane	III	67	Chief Executive Officer and Director	2014	2017	—
Executive Officers (not listed above)
Nicholas Radesca	N/A	50	Chief Financial Officer, Secretary and Treasurer	N/A	N/A	N/A
Yoav Wiegenfeld	N/A	43	Chief Acquisitions Officer	N/A	N/A	N/A

(1)	Member of our compensation committee
(2)	Member of our audit committee

Nominees for Director

Dr. Robert J. Froehlich was appointed as an independent director of the Company in October 2014. Dr. Froehlich was appointed as an independent director of Realty Finance Trust, Inc. (“RFT”) in January 2013 and has served as the lead independent director of RFT since December 2014. Dr. Froehlich has also served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”) since November 2012 and as an independent director of Healthcare Trust, Inc. (“HTI”) since January 2013. Dr. Froehlich has over 35 years of experience in and around Wall Street. Dr. Froehlich was appointed in July 2009 to serve, and currently serves, as an independent director for a privately held company, Davidson Investment Advisors, Inc. Davidson Investment Advisors, Inc. manages over $1 billion in client assets. He began his career in the public sector from December 1975 to April 1978, as a budget analyst for the City of Dayton, Ohio, with a budget of $100 million. From May 1978 to February 1981, he served as the chief financial officer for Montgomery County, Ohio's Water & Sewer District with annual operating revenues of $75 million. In March 1981, he was appointed the first city manager for Beavercreek, Ohio, as one of the youngest city managers in Ohio, with an operating budget of $5 million. Dr. Froehlich served there until April 1985, when he transitioned to the private sector as a senior executive with Ernst & Whinney from May 1985 to September 1989, where he was responsible for a national practice that conducted financial feasibility studies and financial consulting to tax exempt entities. From October 1989 to January 1997, he held several senior executive roles at Van Kampen Merritt which after its merger with American Capital became Van Kampen American Capital, with over $50 billion in assets across 75 different mutual funds. Dr. Froehlich began there as the director of Municipal Research and left as the firm's first chief investment strategist. In February 1997, he then joined Kemper Funds, with $75 billion in assets among 50 different funds, as their vice chairman. In January 2001, he was appointed vice chairman of Scudder Investments, when Scudder Funds merged with Kemper Funds. Combined, they had assets of over $200 billion in 129 funds. In April 2002, when Deutsche Bank acquired Scudder Investments, Dr. Froehlich was named vice chairman of Deutsche Asset Management, a role he held until September 2009. In September 2009, until his retirement in April 2012, Dr. Froehlich was a senior executive with The Hartford Mutual Funds, where he also served as an officer of all 55 funds, with assets totaling $84 billion. Dr. Froehlich also served on the board of trustees of the University of Dayton from January 1998 to October 2008. While on the Board, he was on the executive committee and served as chairman of the investment committee, overseeing a $500 million endowment. From October 1989 to February 1997, he served as a director for McCarthy, Crisanti & Maffei, Inc., a privately held economic research firm with revenues of $75 million, and a wholly owned subsidiary of Xerox Financial Corporation. He received his Ph.D. from California Coast University in 1979, M.A. from Central Michigan in 1978, M.P.A. from the University of Dayton in 1976 and a B.A. from the University of Dayton in 1975. In 2008, he was awarded an Honorary Doctorate of Commercial Sciences from the board of trustees of Central Michigan University. We believe that Dr. Froehlich’s current experience as an independent director of ARC DNAV, RFT and HTI, his expertise in United States and global economics, global currencies and financial markets, public policy and politics and United States and global demographic trends makes him well qualified to serve on our board of directors.

Continuing Independent Directors

David Gong was appointed as an independent director of the Company in October 2014. Mr. Gong has served as an independent director of American Realty Capital New York City REIT II, Inc. (“ARC NYCR II”) since February 2015. Mr. Gong served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from January 2011 until the close of its merger with VEREIT, Inc., formerly known as American Realty Capital Properties, Inc. (“ARCP”) in February 2013, as an independent director of HTI from March 2013 until February 2015 and as an independent director of ARCP from July 2011 until October 2012. Mr. Gong has also served as the lead independent director of American Finance Trust, Inc. (“AFIN”) since January 2013 and as independent director of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) since February 2011. Mr. Gong has over 25 years of experience in global asset management. Mr. Gong joined the Stanley-Laman Group as a senior portfolio manager in May 2011 and has served as a director of Helios Capital LLC’s Helios Strategic Fund since its inception in January 2005. From August 2004 to February 2005, Mr. Gong served as a consultant to American Financial Realty Trust (“AFRT”). During such time, he sourced and structured, from a tax and legal perspective, potential bank branch acquisitions in Asia. From August 2002 to July 2004, Mr. Gong served as the managing director of Ankar Capital Management, a New York based investment advisory firm. While at Ankar, Mr. Gong managed the firm’s private equity group in the Singapore office. From February 1990 to January 2001, Mr. Gong served as a senior partner and international portfolio manager at Ardsley Partners, also a New York based investment advisory firm, where he managed several emerging market hedge funds, including the Ardsley Pacific Fund. From September 1981 to January 1990, Mr. Gong served as an equity portfolio manager at T. Rowe Price where he also assisted in the establishment of the firm’s Hong Kong office. He previously served as a director of Alliance Capital Management, LLC’s Turkish Growth Fund from October 1993 to December 2000 and India Liberalization Fund from December 1993 to December 2003. Mr. Gong received a B.A. from the University of California, Berkeley, a J.D. from the University of California, Davis where he earned Order of the Coif honors and an M.B.A. from Stanford University’s Graduate School of Business. We believe that Mr. Gong’s current experience as an independent director of ARC NYCR II, ARC RCA and AFIN, his prior experience as an independent director of HTI and ARCT III, his extensive experience in global asset management, his experience in sourcing and structuring potential bank branch acquisitions in Asia for AFRT, and his educational background, make him well qualified to serve as a member of our board of directors.

Portia Sue Perrotty was appointed as an independent director of the Company in October 2014. Ms. Perrotty has served as an independent director of American Realty Capital Healthcare Trust III, Inc. (“ARC HT III”) since August 2014 and has also served as an independent director and non-executive chair of

Global Net Lease, Inc., (“GNL”) since March 2015. Ms. Perrotty has also served as an independent director of New York REIT, Inc. (“NYRT”) since September 2014. Ms. Perrotty served as an independent director of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) from September 2013 until September 2014, as an independent director of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) from November 2013 until January 2015 when ARC HT closed its merger with Ventas, Inc., and as an independent director of ARC DNAV from August 2013 until August 2014. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Governor Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty held the position of executive vice president and head of Global Operations for First Union Corp. as a member of the Office of the Chairman from January 2001 to January 2002. Prior to that time, Ms. Perrotty was Banking Group head for the Pennsylvania and Delaware Banking Operations of First Union from November 1998 until January 2001. Ms. Perrotty joined First Union through the merger with Corestates Bank where she served as executive vice president and head of IT and Operations from April 1996 until November 1998. Ms. Perrotty also served as senior executive vice president and head of all Consumer Businesses including Retail Banking, Mortgage Banking, Product Development and Marketing as well as strategic customer information and delivery system development. Ms. Perrotty was a member of the chairman’s staff in each of the companies she served. Ms. Perrotty serves on several boards including the Board of Trustees of Albright College, where she is currently chair of the Finance Committee and member of the Investment and Property sub committees. Ms. Perrotty also serves as vice chair of the Berks County Community Foundation, and as development chair for the Girl Scouts of Eastern PA Board. Ms. Perrotty has received several awards for community leadership and professional accomplishments including the PA 50 Best Women in Business, the Franciscan Award from Alvernia University, the Albright College Distinguished Alumni Award, the Women of Distinction Award from the March of Dimes, Taking the Lead Award from the Girl Scouts of Eastern PA and the 2006 Champion of Youth Award from Olivet Boys & Girls Club. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010. We believe that Ms. Perrotty’s current and prior experience as an independent director of ARC HT III, GNL, NYRT, ARC HOST, ARC HT and ARC DNAV, her prior business experience and her leadership qualities make her well-qualified to serve on our board of directors.

Continuing Directors Also Serving as Executive Officers

Nicholas S. Schorsch has served as chairman of the board of directors of the Company since August 2014. Mr. Schorsch has served as a member of the board of managers of the ARC HOST sub-property manager since August 2013 and as a director of the general partner of American Energy Capital Partners – Energy Recovery Program, LP since its formation in October 2013. Mr. Schorsch has previously served as chief executive officer and director of various real estate investment trusts and business development companies sponsored by the Company’s sponsor, AR Capital, LLC. From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, LLC, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of AFRT from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the New York Stock Exchange (“NYSE”) within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”) and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University. We believe that Mr. Schorsch’s current and prior experience as a director and/or executive officer of the companies described above and his significant real estate acquisition and credit underwriting experience, make him well qualified to serve as chairman of our board of directors.

William M. Kahane has served as chief executive officer of the Company since August 2014 and has served as a director since October 2014. Mr. Kahane was appointed as chief executive officer, president and chairman of the board of directors of Retail Credit Property Trust, Inc. in July 2015. Mr. Kahane has served as the chief executive officer and president of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since November 2014 and was appointed as a director and as chairman of the board of directors of ARC DNAV in December 2014. Mr. Kahane also previously served as a director of ARC DNAV from September 2010 until March 2012. Mr. Kahane has served as chairman of the board of directors of AFIN since February 2015. Mr. Kahane served as chief executive officer of AFIN from December 2014 until May 2015 and as president of AFIN, its advisor and property manager from November 2014 until May 2015. Mr. Kahane has served as a director of American Realty Capital New York City REIT, Inc. (“ARC NYCR”) since its formation in December 2013 and was appointed as executive chairman in December 2014. Mr. Kahane also has served as a director and as the executive chairman of the board of directors of ARC NYCR II since January 2015. Mr. Kahane served as chief operating officer, treasurer and secretary of GNL, the GNL advisor and the GNL property manager from October 2014 until February 2015. Mr. Kahane was appointed as a director and executive chairman of the board of directors of American Realty Capital Global Trust II, Inc. (“ARC Global II”) in December 2014 and previously served as the chief operating officer, treasurer and secretary of ARC Global II, the ARC Global II advisor and the ARC Global II property manager from October 2014 until December 2014. Mr. Kahane was appointed a director of ARC HOST in February 2014 and was appointed as executive chairman in December 2014. Mr. Kahane previously served as the chief executive officer and president of ARC HOST from August 2013 to November 2014. Mr. Kahane served as a director of RFT from November 2014 until June 2015, including as chairman in December 2014. Mr. Kahane has served as a director of ARC RCA since its formation in July 2010 and also served as an executive officer of ARC RCA and the ARC RCA advisor from their respective formations in July 2010 and May 2010 until March 2012, and from November 2014 to December 2014, Mr. Kahane served as chief operating officer and secretary of ARC RCA and the ARC RCA advisor. Mr. Kahane has served as the president of ARC RCA and the ARC RCA advisor since November 2014 and was appointed as the chairman of the board of directors of ARC RCA and the chief executive officer of ARC RCA and the ARC RCA advisor in December 2014. Mr. Kahane was appointed as a director and as the chairman of the board of directors of ARC RCA II in December 2014 and has served as chief executive officer of American Realty Capital — Retail Centers of America II, Inc. (“ARC RCA II”) and the ARC RCA II advisor since November 2014. Mr. Kahane has served as the president of ARC RCA II and the ARC RCA II advisor since October 2014. Mr. Kahane was appointed as a director and executive chairman of the board of directors of ARC HT III in December 2014. Mr. Kahane served as a director and executive officer of ARCP from December 2010 until March 2012. Additionally, Mr. Kahane served as an executive officer of ARCP’s former manager from November 2010 until March 2012. He also served as a director of ARCP from February 2013 to June 2014. Mr. Kahane has also served as a director of NYRT since its formation in October 2009 and served as executive chairman from December 2014 until June 2015. Mr. Kahane also previously served as president and treasurer of NYRT from its formation in October 2009 until March 2012.

Mr. Kahane served as a director of ARC HT from its formation in August 2010 until January 2015 when ARC HT closed its merger with Ventas, Inc. Mr. Kahane previously served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their respective formations in August 2010 until March 2012. Mr. Kahane served as a director of American Realty Capital Healthcare Trust II, Inc. since March 2013 and served as executive chairman from December 2014 until February 2015. Mr. Kahane served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane served as an executive officer of ARCT III, the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane served as a director of Phillips Edison Grocery Center REIT II, Inc. from August 2013 until January 2015. Mr. Kahane also has been the interested director of Business Development Corporation of America (“BDCA”) since its formation in

May 2010 and Business Development Corporation of America II since April 2014. Until March 2012, Mr. Kahane was also chief operating officer of BDCA. Mr. Kahane served as a director of RCS Capital Corporation (“RCS Capital”) from February 2013 until December 2014, and served as chief executive officer of RCS Capital from February 2013 until September 2014. Mr. Kahane served as a director of Cole Real Estate Income Strategy (Daily NAV), Inc. from February 2014 until December 2014, and served as a director of Cole Credit Property Trust, Inc. from February 2014 until May 2014.

Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co. (“Morgan Stanley”), specializing in real estate, including the lodging sector, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT, from April 2003 to August 2006, during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane served as a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he directed the firm’s real estate investments, from 2001 to 2003. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current and prior experience as a director and/or executive officer of the companies described above and his significant investment banking experience in real estate make him well qualified to serve as a member of our board of directors.

Executive Officers

Nicholas Radesca has served as the Company’s chief financial officer, treasurer and secretary since August 2014. Mr. Radesca has served as the interim chief financial officer and treasurer of ARC NYCR II, the ARC NYCR II advisor and property manager since June 2015. He has served as the interim chief financial officer, treasurer and secretary of NYRT, the NYRT advisor, and the NYRT property manager since June 2015. He has also served as the interim chief financial officer and treasurer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since June 2015. Mr. Radesca has also served as chief financial officer, treasurer and secretary of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since January 2014, November 2014 and December 2014, respectively. He has served as the chief financial officer and treasurer of the general partner of American Energy Capital Partners — Energy Recovery Program, LP since October 2013. Mr. Radesca has also served as chief financial officer and treasurer of BDCA since February 2013 and as its secretary in June 2013. Mr. Radesca also served as the chief financial officer of NYRT from February 2014 until April 2014. Prior to joining AR Capital, LLC, the parent of our sponsor, in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc., or iStar, a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has more than 20 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. Mr. Radesca holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.

Yoav Wiegenfeld has served as the Company’s chief acquisitions officer since October 2014. Mr. Wiegenfeld has served as a managing director of the Company’s sponsor since June 2014. Prior to joining the Company’s sponsor, Mr. Wiegenfeld was employed by Barclays Capital (formerly Lehman Brothers), from September 2005 to June 2014, where he served as managing director in the investment banking division. At Barclays, Mr. Wiegenfeld led the origination and execution efforts of blind pool and permanent capital vehicles, as well as the development and marketing of various structured merger and acquisition (“M&A”) and capital markets transactions to investment banking clients. In this capacity, he worked on multiple capital raising and M&A transactions for acquisition companies and asset management companies. Mr. Wiegenfeld holds a B.A. in economics, an LL.B and an LL.M from Tel-Aviv University and an LL.M from the New York University School of Law.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of NASDAQ. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of NASDAQ.

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Ms. Perrotty and Messrs. Gong and Froehlich do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of NASDAQ. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

Board Leadership Structure and Role in Risk Oversight

William M. Kahane currently serves as our chief executive officer and Nicholas Schorsch serves as chairman of our board of directors. As chief executive officer, Mr. Kahane is responsible for our daily operations and implementing our business strategy. The board of directors believes that its leadership structure, which separates the chairman and chief executive officer roles, is appropriate at this time in light of the inherent difference between the two roles. This division of authority and responsibilities also allows our chief executive officer to focus his time on running our daily operations and our chairman to focus his time on organizing the work of the board of directors and presiding over meetings of the board of directors. The board of directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The board is actively involved in overseeing our risk oversight processes. The board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board include consideration of the challenges and risks of our business, and the board and management actively engage in discussions on these topics. In addition, each of the board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Board Meetings and Committees

During our fiscal year ended December 31, 2014, the board of directors held 2 meetings (including regularly scheduled and special meetings), and each director attended both meetings, which constitutes at least 75% of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which he or she has been a director) and (ii) the total number of meetings held by all committees of our board of directors on which he or she served (during the periods that he served).

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors. During our fiscal year ended December 31, 2014, our audit committee and our compensation committee did not hold any formal meetings.

Audit Committee

We established an audit committee of the board of directors prior to the consummation of our initial public offering. Ms. Perrotty and Messrs. Gong and Froehlich serve as members of our audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Ms. Perrotty and Messrs. Gong and Froehlich are independent, as independence for audit committee members is defined in NASDAQ listing standards.

Each member of the audit committee is financially literate, and our board of directors has determined that Ms. Perrotty qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee. Responsibilities of the audit committee include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
•	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	reviewing and discussing with the independent auditors all relationships that the auditors have with us in order to evaluate their continued independence;
•	setting clear hiring policies for employees or former employees of the independent auditors;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We established a compensation committee of our board of directors prior to the consummation of our initial public offering. The members of our compensation committee are Ms. Perrotty and Messrs. Gong and Froehlich. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, both of whom must be independent. Ms. Perrotty and Messrs. Gong and Froehlich are independent, as independence for compensation committee members is defined in NASDAQ listing standards.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	overseeing the Company’s compensation and employee benefit plans and practices, including its executive compensation plans relating to the compensation of the Company’s chief executive officer and other executive officers, and its incentive-compensation and equity-based plans;
•	reviewing and discussing with management the Company’s compensation discussion and analysis to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC;
•	preparing the Compensation Committee Report as required by the rules of the SEC;
•	evaluating annually the appropriate level of compensation for board and committee service by non-employee directors;
•	considering the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended, and, to the extent the committee determines it appropriate to do so, taking such results into consideration in connection with the review and approval of compensation policies and executive officer compensation; and
•	reviewing compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and reviewing and discussing, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(1) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Ms. Perrotty and Messrs. Gong and Froehlich. In accordance with Rule 5605(e)(1)(A) of the NASDAQ Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in Section 3.2 of our bylaws. Any nomination should be sent in writing to our Secretary at AR Capital Acquisition Corp.,

405 Park Avenue — 14th Floor, New York, New York 10022. To be timely for our 2016 annual meeting of stockholders, our Secretary must receive the nomination no earlier than August 16, 2016 and no later than September 15, 2016.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics as an exhibit to the registration statement associated with our initial public offering. You can review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Copies of our audit and compensation committee charters are included as annexes to this proxy statement.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our Secretary at 405 Park Avenue — 14th Floor, New York, New York 10022. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. As described under “Related Party Transactions,” prior to the closing of our initial public offering, AR Capital, LLC (the “Sponsor”), sold 20,000 founder shares at their original purchase price to each of our independent directors. Commencing on October 2, 2014, we began paying (i) the Sponsor an amount not to exceed $15,000 per month as reimbursement for a portion of the compensation paid to its personnel, including certain of our officers, who work on our behalf, and (ii) RCS Advisory Services, LLC, an entity under common control with the Sponsor, a total of $10,000 per month for office space, utilities, secretarial support and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. We have also agreed to pay RCS Capital, a division of Realty Capital Securities, LLC, an entity under common control with the Sponsor, an amount equal to 1.1% of the total gross proceeds raised in the Company’s initial public offering for financial advisory services rendered in connection with our identification, negotiation and consummation of a business combination, payable upon consummation of our initial business combination. Other than the described fee, no compensation of any kind, including finder’s and consulting fees, has been or will be paid to the Sponsor, our executive officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, our officers or directors, or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our board of directors is currently composed of five members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, one Class I director will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal. The classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our independent directors have recommended, and our board of directors has approved, Dr. Robert J. Froehlich as nominee for election as a Class I director at the Annual Meeting. If elected, Dr. Froehlich will serve as a Class I director until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified. Dr. Froehlich is currently a director of the Company. For information concerning the nominee, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

We expect that Dr. Froehlich will accept such nomination; however, in the event that Dr. Froehlich is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEE NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During our fiscal year ended December 31, 2014, KPMG LLP (“KPMG”), served as our independent registered public accounting firm. The audit report of KPMG on the Company’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. As the Company was formed on July 25, 2014, the Company did not have financial statements for the year ended December 31, 2013.

During the period from July 25, 2014 (the date of the Company’s inception) through June 30, 2015, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in their report on the Company’s financial statements for such year.

During the period from July 25, 2014 (the date of the Company’s inception) through June 30, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Notwithstanding the appointment of KPMG and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2015. Our audit committee is submitting the appointment of KPMG to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KPMG will be available by telephone at the Annual Meeting to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of KPMG, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered by KPMG for and during the year ended December 31, 2014 were as follows.

Audit Fees

Audit fees billed by KPMG for the period from July 25, 2014 (date of inception) to December 31, 2014 were $65,000. The fees were for professional services rendered for the audit of the Company’s financial statements and review of the Company’s quarterly reports.

Audit Related Fees

Audit related fees billed by KPMG for the period from July 25, 2014 (date of inception) to December 31, 2014 were $68,800. The fees were for professional services rendered in relation to consents on the Company’s amendments to Form S-1, comfort letters and Form 8-K filings.

Tax Fees

We have not incurred any fees for tax services with relation to KPMG for the period from July 25, 2014 (date of inception) to December 31, 2014.

All Other Fees

There were no other fees billed for the period from July 25, 2014 (date of inception) to December 31, 2014.

Auditor Independence

In our fiscal year ended December 31, 2014, there were no other professional services provided by KPMG, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence.

Vote Required

The ratification of the appointment of KPMG requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

P. Sue Perrotty, Chair
David Gong
Dr. Robert J. Froehlich

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 2, 2015, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding 30,000,000 shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
AR Capital, LLC (the Sponsor)(2)	5,947,827	19.8%
Nicholas S. Schorsch(2)	5,947,827	19.8%
William M. Kahane(2)	5,947,827	19.8%
Nicholas Radesca	—	—
Yoav Wiegenfeld	—	—
David Gong	17,391	*
P. Sue Perrotty	17,391	*
Dr. Robert J. Froehlich	17,391	*
Luxor Capital Group, LP(3)	4,000,000	13.3%
Arrowgrass Capital Partners (US) LP(4)	2,203,701	7.3%
Fir Tree Inc.(5)	2,600,000	8.7%
Al directors and executive officers as a group (seven individuals)	6,000,000	20.0%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o 405 Park Avenue, 2nd Floor, New York, New York 10022.
(2)	Our sponsor is controlled by Mr. Schorsch and Mr. Kahane. Accordingly, they may be deemed to share beneficial ownership of such shares.
(3)	According to a Schedule 13G filed with the SEC on October 28, 2014 on behalf of Luxor Capital Partners, LP, a Delaware limited partnership (“Onshore Fund”), Luxor Capital Partners Offshore, Ltd., a Cayman Islands limited partnership (“Offshore Feeder Fund”), Luxor Capital Partners Offshore Master Fund, LP, a Cayman Islands limited partnership (“Offshore Master Fund”), LCG Holdings, LLC, a Delaware limited liability company (“LCG Holdings”), Luxor Capital Group, LP, a Delaware limited partnership (“Luxor Capital Group”), Luxor Management, LLC, a Delaware limited liability company (“Luxor Management”) and Christian Leone, the Onshore Fund directly owned 1,868,783 shares of common stock and the Offshore Master Fund directly owned 2,131,217 shares of common stock. The Offshore Feeder Fund, as the owner of a controlling interest in the Offshore Master Fund, may be deemed to have beneficially owned the shares of common stock owned directly by the Offshore Master Fund. LCG Holdings, as the general partner of the Onshore Fund and the Offshore Master Fund may be deemed to have beneficially owned the 4,000,000 shares of common stock owned directly by the Onshore Fund and the Offshore Master Fund. Luxor Capital Group, as the investment manager of the Onshore Fund, the Offshore Feeder Fund and the Offshore Master Fund (collectively, the “Funds”), may be deemed to have beneficially owned the 4,000,000 shares of common stock beneficially owned by the Funds. Luxor Management, as the general partner of Luxor Capital Group, may be deemed to have beneficially owned the 4,000,000 shares of common stock beneficially owned by Luxor Capital Group and Mr. Leone, as the managing member of Luxor Management, may be deemed to have beneficially owned the 4,000,000 shares of common stock beneficially owned by Luxor Management. The business address of each of the Onshore Fund, Luxor Capital Group, Luxor Management, LCG Holdings and Mr. Leone is 1114 Avenue of the Americas, 29th Floor, New York, New York 10036. The business address of each of the Offshore Master Fund and the Offshore Feeder Fund is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(4)	According to a Schedule 13G filed with the SEC on February 4, 2015 on behalf of Arrowgrass Capital Partners (US) LP, a Delaware limited partnership (“ACP”) and Arrowgrass Capital Services (US) Inc., a Delaware corporation (“ACS”), ACP and ACS share voting and dispositive power over the shares reported above. The business address of this stockholder is 1330 Avenue of the Americas, 32nd Floor, New York, New York 10019.
(5)	According to a Schedule 13G filed with the SEC on February 17, 2015 on behalf of Fir Tree Inc., a New York corporation (“Fir Tree”), the shares reported above include shares purchased by certain private investment funds for which Fir Tree serves as the investment manager (the “Fir Tree Funds”). Fir Tree is the investment manager of the Fir Tree Funds, and has been granted investment discretion over portfolio investments, including the common stock of the Company held by the Fir Tree Funds. The business address of this stockholder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

RELATED PARTY TRANSACTIONS

Founder Shares

On August 1, 2014, the Sponsor, a holder of more than 5% of our outstanding capital stock, purchased 8,625,000 shares of common stock (the “Founder Shares”) for $25,000, or approximately $0.003 per share. On October 1, 2014, the Sponsor returned to the Company, at no cost, an aggregate of 1,725,000 founder shares, which were cancelled. Thereafter, the Sponsor sold 20,000 founder shares at their original purchase price to each of P. Sue Perrotty, David Gong and Dr. Robert J. Froehlich, the Company’s independent directors.

The Founder Shares are identical to the shares of common stock included in the units sold in the Company’s initial public offering (the “Public Shares”), except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

On December 4, 2014, as a result of the underwriters' election not to exercise the over-allotment option in connection with the initial public offering, our initial stockholders forfeited an aggregate of 900,000 Founder Shares, consisting of a forfeiture of 2,609 Founder Shares by each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, and a forfeiture of 892,173 Founder Shares by the Sponsor. As a result of the forfeiture, the Sponsor held 5,947,827 Founder Shares, and each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich held 17,391 Founder Shares, so that there were 6,000,000 Founder Shares outstanding. The number of Founder Shares represents 20% of our issued and outstanding shares.

The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferred, assigned or sold until released from escrow on the date that is one year after the date of the consummation of the Company’s initial business combination or earlier if, subsequent to the Company’s business combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Rights — The Founder Shares are identical to the Public Shares, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in the prospectus associated with the initial public offering (the “Prospectus”), (ii) all of the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of an initial business combination and (iii) all of the initial stockholders have agreed to waive their rights to liquidating distributions from the trust account established for the benefit of the Company’s public stockholders with respect to their Founder Shares if the Company fails to complete an initial business combination by October 7, 2016, but has not completed the initial business combination by such date, although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares that they hold if the Company fails to complete an initial business combination within the prescribed time frame.

Voting — If the Company seeks stockholder approval of an initial business combination, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Company’s initial public offering in favor of the business combination.

Liquidation — Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares that they may own.

Private Placement Warrants

On October 7, 2014, the Sponsor purchased from the Company an aggregate of 6,550,000 warrants at a price of $1.00 per warrant (a purchase price of $6,550,000), in a private placement that occurred simultaneously with the completion of the Company’s initial public offering (the “Private Placement

Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the initial public offering held in the trust account pending completion of an initial business combination.

The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of an initial business combination, and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the units that were sold in the Company’s initial public offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the Company’s initial public offering and have no net cash settlement provisions.

If the Company does not complete an initial business combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will expire worthless.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act of 1933, as amended. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

Sponsor Loans

The Sponsor also agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) to cover expenses related to the initial public offering. The Sponsor loaned a total of $79,702. The Note was payable without interest upon the consummation of the initial public offering. The Note was repaid in full on October 8, 2014.

Administrative Services

The Company has entered into an agreement to pay RCS Advisory Services, LLC, an entity under common control with the Sponsor, a total of $10,000 per month for office space, utilities, secretarial support and administrative services commencing on the date our securities were first listed on NASDAQ. The Company has also entered into an agreement the pay the Sponsor an amount not to exceed $15,000 per month as reimbursement for a portion of the compensation paid to its personnel, including certain of our officers, who work on our behalf, commencing on the date our securities were first listed on NASDAQ. Upon completion of the Company’s initial business combination or our liquidation, we will cease paying these monthly fees. Nicholas S. Schorsch, the Chairman of the Company’s board of directors, and William M. Kahane, the Company’s Chief Executive Officer, control the Company’s sponsor.

M&A Advisory Agreement

On October 1, 2014, the Company entered into an agreement with RCS Capital to act as a financial advisor in connection with our identification, negotiation and consummation of an initial business combination (the “M&A Services Agreement”). The M&A Services Agreement provides that RCS Capital will perform customary financial analyses of potential initial business combination targets, assist in coordinating the business due diligence process with potential targets, assist in our review and consideration of the financial aspects of business combination proposals, assist in negotiating the financial aspects of an initial business combination and provide other mutually agreed upon financial advisory services rendered in advance of a determination by our board to execute definitive documentation related to any business combination. Additionally, in the event that the Company executes a definitive agreement with respect to an initial business combination, the M&A Services Agreement provides that RCS Capital will provide post-signing and pre-closing financial advisory services as may be mutually agreed upon.

In exchange for these services, the M&A Services Agreement provides that we will pay RCS Capital a transaction fee equal to $2,640,000 or 1.1% of the total gross proceeds raised in our initial public offering. This fee will be payable upon consummation of an initial business combination out of the proceeds of the trust account released to the Company. The M&A Services Agreement also provides that we will reimburse RCS Capital for reasonable out-of-pocket expenses, irrespective of whether an initial business combination is consummated, and in the event that the Company fails to complete an initial business combination within 24 months from the closing of our initial public offering, such out-of-pocket expenses will not be paid out of the trust account. The M&A Services Agreement may be terminated by either party at any time with or without cause.

Related Party Policy

Prior to the consummation of our initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted prior to the consummation of our initial public offering was filed as an exhibit to the registration statement associated with our initial public offering.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our initial public offering, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A copy of our audit committee charter is included as an annex to this proxy statement. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of this offering held in the trust account prior to the completion of our initial business combination:

•	Repayment of up to an aggregate of $200,000 in loans made to us by the Sponsor to cover offering-related and organizational expenses;
•	Payment to an entity under common control with the Sponsor of $10,000 per month for office space, utilities, secretarial support and administrative services;
•	Payment to an entity under common control with the Sponsor of an amount equal to 1.1% of the total gross proceeds raised in this offering for financial advisory services rendered to us in connection with our identification, negotiation and consummation of a business combination;
•	Reimbursement to the Sponsor for a portion of the compensation paid to its personnel, including certain of our officers, who work on our behalf, in an amount not to exceed $15,000 per month;

•	Reimbursement to RCS Capital, an entity under common control with the Sponsor, for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and
•	Repayment of loans which may be made by the Sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto.

Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers or directors, or our or their affiliates.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during our fiscal ended December 31, 2014, all Section 16(a) filing requirements were satisfied on a timely basis.

Fiscal Year 2014 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2014 are included in our Annual Report on Form 10-K. This proxy statement and our Annual Report on Form 10-K are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to our Secretary at 405 Park Avenue — 14th Floor, New York, New York 10022.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons designated as proxies by our board of directors will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of our proxy materials.

THE BOARD OF DIRECTORS

New York, New York
November 2, 2015

Annex A

AR CAPITAL ACQUISITION CORP.
AUDIT COMMITTEE CHARTER

AR CAPITAL ACQUISITION CORP.
AUDIT COMMITTEE CHARTER

1. STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of AR Capital Acquisition Corp. (the “Company”).

2. PURPOSE

The Committee is appointed by the Board for the primary purposes of:

•	Performing the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:
•	the quality and integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements as well as compliance with all documents filed by the Company with the Securities and Exchange Commission (the “SEC”); review of the independent auditors’ qualifications and independence; and
•	the performance of the Company’s internal audit function and the Company’s independent auditors;
•	Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors;
•	Preparing the report to be included in the Company’s annual proxy statement, as required by the SEC rules; and
•	In the event any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise cause compliance.

3. COMPOSITION AND QUALIFICATIONS

The Committee shall be appointed by the Board and shall, within one year of the listing of the Company’s securities, be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”), the Nasdaq Stock Market LLC and all other applicable laws.

Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

4. RESPONSIBILITIES

The Committee will:

1. Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”) with management and the independent auditors. In connection with such review, the Committee will:

•	Discuss with the independent auditors the matters required to be discussed by Auditing Standard No. 16 “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”) (as may be modified or supplemented) and the matters in the written disclosures required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence;
•	Review significant changes in accounting or auditing policies;

•	Review with the independent auditors any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties;
•	Review with the independent auditors, management and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls;
•	Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management;
•	Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and
•	Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

2. Recommend to the Board that the audited financial statements and MD&A be included in the Company’s Form 10-K.

3. Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including MD&A with management, the senior internal auditing executive and the independent auditor.

4. Oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will:

•	Have authority to appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent auditors;
•	Have authority to approve the engagement letter and the fees to be paid to the independent auditors;
•	Pre-approve all audit and permitted non-audit services to be performed by the independent auditors and the related fees and terms for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Act and the SEC rules);
•	Monitor and obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence;
•	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;
•	Review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors’ continued independence;
•	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;
•	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;
•	Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and
•	Assure regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

5. Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

•	Review the appointment or replacement of the senior internal auditing executive;
•	Review, in consultation with management, the independent auditors and the senior internal auditing executive, the plan and scope of internal audit activities;
•	Review internal audit activities, budget and staffing; and
•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

6. Review with the independent auditors and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

7. Resolve any differences in financial reporting between management and the independent auditors.

8. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

9. Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.

10. Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

11. Meet periodically (not less than annually) in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent auditors.

12. Review and approve all “related party transactions” requiring disclosure under Item 404 of Regulation S-K.

13. Review periodically with the Company’s management, independent auditors, and legal advisors, as appropriate (i) legal, regulatory and compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports which raise material issues on the financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authority, and (ii) corporate compliance policies or codes of conduct.

14. Have the authority, in the Committee’s sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter.

15. Report regularly to the Board with respect to Committee activities.

16. Prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

17. Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board.

18. Monitor compliance, on a regularly scheduled basis, with the terms of the Company’s initial public offering (the “Offering”) and, if any noncompliance is identified, promptly take all action necessary to rectify such noncompliance or otherwise cause the Company to come into compliance with the terms of the Offering.

19. Inquire and discuss with management the Company’s compliance with applicable laws and regulations.

20. Determine the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

21. Review and approve, on a quarterly basis, all payments made to the Company’s existing holders, sponsor, executive officers or directors and their and the Company’s respective affiliates.

5. PROCEDURES

1. Action.

A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.

2. Fees.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3. Limitations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditors.

Annex B

AR CAPITAL ACQUISITION CORP.
CHARTER OF
THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

AR CAPITAL ACQUISITION CORP.
CHARTER OF
THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of AR Capital Acquisition Corp. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s charter or bylaws or the Board.

II. COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more directors (including a chairperson) as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ Stock Market LLC (“NASDAQ”), and any additional requirements that the Board deems appropriate. In determining whether a director is eligible to serve on the Committee, the Board shall affirmatively determine that the director is independent under the rules and regulations of the SEC and NASDAQ, considering all factors specifically relevant to determining whether a director has any relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Committee member, including but not limited to the source of the director’s compensation and the director’s affiliation with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Committee has directors who are not outside directors and/or non-employee directors, the members of the Committee who are outside directors and non-employee directors shall constitute a subcommittee with authority to act on behalf of the Committee with respect to matters falling within the ambit of Section 162(m) of the Code and/or Rule 16b-3.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In addition to such other duties as may be assigned by law, the Board or the Company’s charter or bylaws, the Committee shall be responsible for executive compensation and general compensation and employee benefit plans (as described below).

A. Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

(a)	To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.
(b)	To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.
(c)	To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level, including salary, bonus, incentive and equity compensation, based on this evaluation. The Chief Executive Officer may not be present during the Committee’s voting or deliberations. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.
(d)	To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation, including salary, bonus, incentive and equity compensation, of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.
(e)	To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.
(f)	To review and approve any employment agreements, change-in-control provisions, severance or termination arrangements to be made with any executive officer of the Company.
(g)	To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.
(h)	To review and approve any special perquisites, cash payments and/or other compensation and personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.
(i)	To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of compensation policies and executive officer compensation.

(j)	To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.
(k)	To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.
(l)	To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.
(m)	To prepare the annual Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

B. General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a)	To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.
(b)	To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.
(c)	To review all equity-compensation plans to be submitted for stockholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.
(d)	To implement and administer the Company’s incentive compensation equity-based remuneration plans, if any.
(e)	To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V. ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers other than the Chief Executive Officer and the Company’s director compensation arrangements.

VI. DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII. EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)	The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
(b)	The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;
(c)	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:
(d)	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
(e)	Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
(f)	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

AR CAPITAL ACQUISITION CORP.

MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Director
   (01) Dr. Robert J. Froehlich

FOR the nominee listed to the left ☐

WITHOUT AUTHORITY to vote (except as marked to the contrary for the nominee listed to the left) ☐

2. Ratification of independent registered public accounting firm.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________________ **Signature, if held jointly**____________________________ **Date**__________**, 2015.**

Note : Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 14, 2015

The proxy statement and our 2014 Annual Report to Stockholders are available at http://www.arcapitalacquisitioncorp.com

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AR CAPITAL ACQUISITION CORP.

The undersigned appoints Nicholas Radesca, James A. Tanaka and Jason Emala, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of AR Capital Acquisition Corp. held of record by the undersigned at the close of business on October 20, 2015 at the Annual Meeting of Stockholders of AR Capital Acquisition Corp. to be held on December 14, 2015, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)